UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2010

GOLDSPRING, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-32429 (Commission File Number)	65-0955118 (I.R.S. Employer Identification Number)

1200 American Flat Toll Road, Virginia City, Nevada 89440
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  775-847-5272

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 24, 2010, the Board of Directors of GoldSpring Inc. (the “Company”) filed a definitive consent solicitation statement on Schedule 14A (the “Consent Solicitation Statement”).  The Consent Solicitation Statement was the second amendment to the preliminary consent solicitation statement filed on February 25, 2010.  The Consent Solicitation Statement is being mailed on or about March 29, 2010 to the stockholders of record as of the close of business on March 1, 2010.

The Consent Solicitation Statement will be sent to stockholders for the purpose of granting the Board of Directors the authority to effect a reverse stock split of the Company’s issued and outstanding common stock, if and when determined by the Board of Directors in a ratio of 1:200, without a corresponding reduction in the number of authorized shares of the Company’s common stock.

The proposed reverse stock split was proposed in connection with the Company’s efforts to effect an orderly restructuring of the Company’s balance sheet and capital structure. The purpose of restructuring the balance sheet is to provide sufficient shares to meet the Company’s outstanding obligations, such as reserving sufficient shares to cover conversion of its current convertible indebtedness as well as to reduce the number of outstanding shares to a level which it believes is more in line with a typical capital structure which would be more attractive to potential future investors. The Company also desires to have shares available to raise further capital needed to achieve its business plan and to possibly use as currency for future merger and acquisition activity.

Pursuant to Section 78.320 of the Nevada Revised Statues, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if a written consent to such action is signed by stockholders holding at least a majority of the voting power.  If a majority of the Company’s stockholders approve the proposed reverse stock split in accordance with the instructions set forth in the Consent Solicitation Statement, the Board of Directors may elect whether or not to declare a reverse stock split on or prior to December 31, 2011.  The number of shares of common stock held by each stockholder prior to the reverse stock split would be reduced by dividing the number of shares held immediately before the reverse stock split by 200, and then rounding up the nearest whole share. The reverse stock split would be implemented by filing a certificate of change to the Articles of Incorporation with the Secretary of State of Nevada.

Item 9.01.                                Financial Statements and Exhibits.

(d)           Exhibits.

99.1	Press release dated March 26, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GOLDSPRING, INC.
Date: March 26, 2010	By:	/s/ William J. Nance
William J. Nance

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated March 26, 2010.